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                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               January 8, 2003


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)



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ITEM 5.   Other Events
          ------------

On January 8, 2003, The Bank of New York Company, Inc. issued a press release announcing the acquisition of Pershing unit of Credit Suisse First Boston.
Exhibit 99 is a copy of such press release and is incorporated herein by reference.

ITEM 9.  Regulation FD Disclosure
         -------------------------

On January 8, 2003, The Bank of New York Company, Inc. webcast a presentation discussing the details of the acquisition of Pershing unit of Credit Suisse First Boston, the slides from which are filed herewith as Exhibit 99.1.





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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 8, 2003

                                         THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                         By: /s/ Thomas J. Mastro
                                         -------------------------
                                         Name:   Thomas J. Mastro
                                         Title:  Comptroller



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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99          Announcement of the acquisition of Pershing unit of Credit
                Suisse First Boston contained in the press release dated
                January 8, 2003, of The Bank of New York Company, Inc.

    99.1 Slides from webcast presentation discussing the details of the acquisition of Pershing unit of Credit Suisse First Boston presented on January 8, 2003.